UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2020

CYTRX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-15327	58-1642740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11726 San Vicente Boulevard, Suite 650

Los Angeles, California 90049

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 826-5648

Former name or former address, if changed since last report: None

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYTR	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

(a)	On Thursday, September 3, 2020, CytRx Corporation (“CytRx” or the “Company) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, 28,418,072 shares, or approximately 77.9% of all outstanding shares of common stock, were present either in person or by proxy.

(b)	At the Annual Meeting, CytRx stockholders voted on the matters set forth below, with the final vote results presented below.

Proposal 1 – All nominees for election to the CytRx Board of Directors (the “Board”) as Class I and Class II directors were elected. The Class I director was elected for a two-year term to expire at the Annual Meeting of Stockholders to be held in 2022, and the Class II director was elected for a three-year term to expire at the Annual Meeting of Stockholders to be held in 2023. The voting:

Name of Nominee	For	Withheld	Broker Non-Votes
Dr. Louis Ignarro (Class I)	11,393,533	4,806,588	12,217,951
	70.3%	29.7%
Steven A. Kriegsman (Class II)	10,785,928	5,414,193	12,217,951
	66.6%	33.4%

Proposal 2 – Shareholders approved the Board’s proposal to ratify the appointment of Weinberg & Company as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, based upon the following votes:

For	Against	Abstain	Broker Non-Votes
23,136,220	3,785,918	1,495,934	0
81.4%	13.3%	5.3%

Item 7.01 Regulation FD Disclosure.

On September 3, 2020, the Company issued a press release relating to the results of the Annual Meeting and other matters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

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Item 9.01 Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release of CytRx Corporation, dated September 3, 2020

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTRX CORPORATION

Date: September 3, 2020	/s/ John Y. Caloz
John Y. Caloz
Chief Financial Officer

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